LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2002
Annual report
For contract holders of Scudder Passport
Scudder Variable Series

This report must be preceded or accompanied by the current prospectus.

Scudder Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600), issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Manager:

Deutsche Investment management Americas Inc

222 South Riverside Plaza

Chicago, IL 60606

Tel (800) 778-1482

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. PAS2-2 (2/28/02) 15635
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp